Note Payable	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Notes Payable

NOTE 6 – NOTE PAYABLE

On January 28, 2015, the Company received a short-term loan of $30,000. The loan accrued interest at the rate of 3% per annum. Principal and interest were due on April 28, 2015. Interest accrued and expensed on this short-term loan was $69 and $222 for the three and six-months ended June 30, 2015, respectively.

This note and accrued interest were converted on April 28, 2015 into securities of the Company at $0.30 per unit. Each unit consisted of one share of restricted common stock (100,739 shares), two Class D warrants, each to purchase one share of restricted common stock at $0.10 per share, which expire March 31, 2020, and one Class E warrant to purchase three-fourths of one share of restricted common stock at $0.1667 per share, which expires March 31, 2020. “Most favored nation” rights are available to the purchaser of such units as described in the Subscription Agreement.